BLACKROCK FUNDS III

BlackRock Cash Funds: Government

Institutional Shares

Select Shares

Trust Shares

SL Agency Shares

Supplement dated November 20, 2014 to the Prospectuses
and Statements of Additional Information, each dated April 30, 2014

On November 19, 2014, the Board of Trustees of BlackRock Funds III (the “Trust”) approved a proposal to close BlackRock Cash Funds: Government (the “Fund”) to new investors and thereafter to terminate the Fund. Accordingly, effective 5:00 P.M. (Eastern time) on November 20, 2014, the Fund will no longer accept purchase orders from new investors. On or about December 19, 2014 (the “Termination Date”), the Fund will be terminated as a series of the Trust.

PRSAI-CF-GOV-1114SUP